UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

January 31, 2005
(Date of earliest event reported)

Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8888 Camp Hill PA, 17011	17001-8888
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 31, 2005, Harsco Corporation issued a press release announcing its earnings for the fourth quarter and full year of 2004. A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

This information is being furnished in this report and shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated January 31, 2005

Exhibit Index
99.1	Press release dated January 31, 2005

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation (Registrant)
January 31, 2005 (Date)	/s/ SALVATORE D. FAZZOLARI Salvatore D. Fazzolari Senior Vice President, Chief Financial Officer & Treasurer